UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2024

Carisma Therapeutics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3675 Market Street, Suite 401 Philadelphia, PA		19104
(Address of Principal Executive Offices)		( Zip Code)

Registrant’s telephone number, including area code: (267) 491-6422

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	CARM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On December 7, 2024, after consideration by the board of directors of Carisma Therapeutics Inc. (the “Company”) of the Company’s current cash runway and operating plan, the board of directors approved a revised operating plan, which includes a reduction in workforce. Affected employees were informed of the reduction in workforce on December 9, 2024. The reduction in workforce includes 23 full-time employees (representing approximately 34% of the Company’s total workforce), including certain employees engaged in research and development, manufacturing, finance and corporate activities.

The Company expects to incur approximately $2.7 million in connection with the reduction in workforce, which primarily represents one-time employee termination benefits directly associated with the workforce reduction. The Company expects the reduction in workforce to be substantially complete and to pay the majority of related reduction in workforce amounts by the end of the first quarter of 2025. The Company may also incur other charges or cash expenditures not currently contemplated due to events that may occur as a result of, or associated with, the reduction in workforce.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2024, as part of the reduction in workforce, the Company notified Richard Morris, the Company’s Chief Financial Officer, that his employment with the Company will terminate without cause effective December 31, 2024. Under his existing employment agreement with the Company and based on his termination without cause, Mr. Morris is entitled to receive, subject to his execution and non-revocation of a release of claims in favor of the Company and compliance with all post-employment obligations under law or any restrictive covenant agreement with the Company, (1) twelve months of base salary, which the Company plans to pay in a lump sum rather than over time, (2) a lump sum payment equal to 100% of his target bonus for the year of termination based on his departure date of December 31, 2024, and (3) COBRA health continuation for up to twelve months. In addition, the board of directors of the Company approved the acceleration of the first 50% installment of the special retention option to purchase 85,000 shares of common stock granted to Mr. Morris with an effective grant date of June 17, 2024, which would have vested in June 2025 and was intended to serve as an incentive to retain key members of management during the continuing implementation of the Company’s revised operating plan approved in March 2024, as well as in recognition of the management team’s performance and contributions throughout the implementation process. The Company expects to appoint a consultant to serve as the Company’s principal financial officer and principal accounting officer.

Item 8.01 Other Events.

In connection with the revised operating plan, the Company has elected to cease further development of the Company’s lead product candidate, CT-0525, which is intended to treat solid tumors that overexpress HER2. The Company’s decision was based on an assessment of the competitive landscape in anti-HER2 treatments, including the impact of recently approved anti-HER2 therapies on HER2 antigen loss/downregulation, and the effects on the future development strategy of any anti-HER2 product. Although the Company plans to complete ongoing activities under the Phase 1 clinical trial of CT-0525, the final patient has already been enrolled in the clinical trial.

The revised operating plan approved by the board of directors focuses the Company’s clinical development efforts on in vivo mRNA/lipid nanoparticle CAR-M programs in collaboration with ModernaTX Inc. and contemplates continuing research and development of multiple assets for the potential treatment of diseases beyond oncology, including fibrosis, neurodegeneration and other immunologic and inflammatory diseases, as well as the potential development of CT-1119, a mesothelin-targeted CAR-Monocyte. As previously disclosed, the Company expects to nominate a development candidate in its liver fibrosis program in the first quarter of 2025.

Cautionary Note on Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the Company’s intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the expected timing for the completion of the reduction in workforce; the expected charges to be incurred and the related cash payments and the timing thereof; future employment relationships; the future development focus of the Company and related timelines; and other statements that are not historical fact. The words “continue,” “estimate,” “expect,” “may,” “plan,” “will,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, changes to the assumptions on which the estimated charges associated with the reduction in workforce are based; the “at-will” nature of employment relationships; changes in the macroeconomic environment or competitive landscape that impact the Company’s business; and risks related to the Company’s business and the Company’s ongoing evaluation of strategic alternatives. For a discussion of these risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other recent filings with the Securities and Exchange Commission. Any forward-looking statements that are made in this press release speak as of the date of this press release. The Company undertakes no obligation to revise the forward-looking statements or to update them to reflect events or circumstances occurring after the date of this press release, whether as a result of new information, future developments or otherwise, except as required by the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARISMA THERAPEUTICS INC.

	By:	/s/ Steven Kelly
Date: December 9, 2024		Steven Kelly
President and Chief Executive Officer